Exhibit (g)(1)(b)

AMENDMENT TO

GLOBAL CUSTODY AND FUND ACCOUNTING AGREEMENT

THIS AMENDMENT is made as of May 1, 2006, by and between JPMorgan Chase Bank, N.A., JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) and the entities who are currently parties to the Global Custody and Fund Accounting Agreement, in place for the investment companies in the JPMorgan fund complex (as listed below) (the “Agreement”).

WHEREAS, the parties hereto wish to amend the Agreement, to reflect the addition of a new party, JPMorgan Insurance Trust, to the Agreement.

NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

1.	Capitalized terms not otherwise defined herein shall have the same meaning as are set forth in the Agreement.

2.	As of the date of the Amendment, Schedules A is replaced with New Schedule A so that each portfolio of JPMorgan Insurance Trust will become a Customer under the Agreement.

3.	This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

4.	This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

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1

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

JPMorgan Chase Bank, N.A.

By:

Name:

Title:

JPMorgan Institutional Trust
JPMorgan Trust I
JPMorgan Trust II
J.P. Morgan Mutual Fund Group
J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Series Trust II
J.P. Morgan Fleming Series Trust
Undiscovered Managers Funds
UM Investment Trust
UM Investment Trust II
JPMorgan Insurance Trust

By:

Name:

Title:

2

Schedule A

List of Entities Covered by the Custody and Fund Accounting Agreement

(Amended as of May 1, 2006)

JPMorgan Trust I

JPMorgan Emerging Markets Debt Fund

JPMorgan Bond Fund

JPMorgan Global Strategic Income Fund (to be renamed JPMorgan Strategic Income Fund as of 5/19/06)

JPMorgan Short Term Bond Fund

JPMorgan Enhanced Income Fund

JPMorgan California Tax Free Bond Fund

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan New Jersey Tax Free Bond Fund

JPMorgan New York Tax Free Bond Fund

JPMorgan Tax Aware Short-Intermediate Income Fund

JPMorgan Tax Aware Disciplined Equity Fund

JPMorgan Tax Aware Enhanced Income Fund

JPMorgan Tax Aware U.S. Equity Fund

JPMorgan Tax Aware Large Cap Growth Fund

JPMorgan Tax Aware Large Cap Value Fund

JPMorgan Intrepid International Fund

JPMorgan Global Healthcare Fund

JPMorgan Market Neutral Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Asia Equity Fund

JPMorgan Intrepid European Fund

JPMorgan International Growth Fund (beginning March 21, 2005)

JPMorgan International Small Cap Equity Fund

JPMorgan Japan Fund

JPMorgan International Equity Fund

JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Small Company Fund

JPMorgan Capital Growth Fund (custody only until March 21, 2005)

JPMorgan Dynamic Small Cap Fund

JPMorgan Growth and Income Fund (custody only until March 21, 2005)

JPMorgan Mid Cap Equity Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Trust I (continued)

JPMorgan Value Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Contrarian Fund (to be renamed JPMorgan Intrepid Multi Cap Fund as of 4/10/06)

JPMorgan Intrepid Value Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Tax Aware Core Equity Fund

JPMorgan Tax Aware Diversified Equity Fund

JPMorgan Tax Aware International Fund

JPMorgan Tax Aware Real Return Fund

JPMorgan Real Return Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan Micro Cap Fund

JPMorgan Intrepid Long/Short Fund

JPMorgan Strategic Small Cap Value Fund

Undiscovered Managers Funds

Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund

JPMorgan Realty Income Fund

Undiscovered Managers Small Cap Growth Fund

J.P. Morgan Mutual Fund Group

JPMorgan Short Term Bond Fund II

J.P. Morgan Fleming Mutual Fund Group, Inc.

JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

UM Investment Trust

Undiscovered Managers Multi-Strategy Fund

UM Investment Trust II

Undiscovered Managers Spinnaker Fund

J.P. Morgan Series Trust II

JPMorgan Bond Portfolio

JPMorgan International Equity Portfolio

JPMorgan Mid Cap Value Portfolio

JPMorgan Small Company Portfolio

JPMorgan U.S. Large Cap Core Equity Portfolio

J.P. Morgan Fleming Series Trust

JPMorgan Multi-Manager Small Cap Growth Fund

JPMorgan Multi-Manager Small Cap Value Fund

JPMorgan Institutional Trust

JPMorgan Ultra Short-Term Bond Trust

JPMorgan Short-Term Bond Trust

JPMorgan Intermediate Bond Trust

JPMorgan Core Bond Trust

JPMorgan Equity Index Trust

JPMorgan Trust II

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan Diversified Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Value Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan Equity Income Fund

JPMorgan Equity Index Fund

JPMorgan Market Expansion Index Fund

JPMorgan International Equity Index Fund

JPMorgan Technology Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan U.S. Real Estate Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Trust II (continued)

JPMorgan Short Duration Bond Fund

JPMorgan Ultra Short Term Bond Fund

JPMorgan Intermediate Bond Fund

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Government Bond Fund

JPMorgan Treasury & Agency Fund

JPMorgan High Yield Bond Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Short Term Municipal Bond Fund

JPMorgan Tax Free Bond Fund

JPMorgan Municipal Income Fund

JPMorgan Arizona Municipal Bond Fund

JPMorgan Kentucky Municipal Bond Fund

JPMorgan Louisiana Municipal Bond Fund

JPMorgan Michigan Municipal Bond Fund

JPMorgan Ohio Municipal Bond Fund

JPMorgan West Virginia Municipal Bond Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Municipal Money Market Fund

JPMorgan Michigan Municipal Money Market Fund

JPMorgan Ohio Municipal Money Market Fund

JPMorgan Insurance Trust

JPMorgan Insurance Trust Balanced Portfolio

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Diversified Equity Portfolio

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

JPMorgan Insurance Trust Equity Index Portfolio

JPMorgan Insurance Trust Government Bond Portfolio

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

JPMorgan Insurance Trust Large Cap Growth Portfolio

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JPMorgan Trust I
JPMorgan Trust II
Undiscovered Managers Funds
J.P. Morgan Mutual Fund Group
J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Investment Trust
UM Investment Trust
UM Investment Trust II
J.P. Morgan Series Trust II
J.P. Morgan Fleming Series Trust
JPMorgan Institutional Trust
JPMorgan Insurance Trust

By:

Name:

Title:

Date:

JPMorgan Chase Bank, N.A.

By:

Name:

Title:

Date: